EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mario L. Giannini, Chief Executive Officer, and I, Randy M. Stilman, Chief Financial Officer, of Hamilton Lane Incorporated, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
1.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Hamilton Lane Incorporated.

Date: November 7, 2019

/s/ Mario L. Giannini
Mario L. Giannini
Chief Executive Officer

Date: November 7, 2019

/s/ Randy M. Stilman
Randy M. Stilman
Chief Financial Officer